                                                                   Exhibit 99(a)
                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                pursuant to Section 5.07(b) of Sale and Servicing
  Agreement (capitalized terms used herein are defined in Appendix A thereto)

================================================================================
Distribution Date:  December 27, 2001


(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)          $0.00
                                       --------------------
                                  (2) ( $              -    , per $1,000 original principal amount of the Certificates)
                                       --------------------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)    $292,994.72             3.3500000% (Based on Student Loan Rate)
                                       --------------------    -----------
                                  (2) ( $  0.0000085        , per $1,000 original principal amount of the Certificates)
                                       --------------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     3.7050000%
                                                                                                   ---------------
            (2)  The Student Loan Rate was:           6.0929697%
                                                      --------------------


(iii)  Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):
       (a)  Distributed:     (1)      $0.00
                                  --------------------
                             (2) ( $               -   , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (b)  Balance:         (1)   $               -
                                  --------------------
                             (2) ( $               -   , per $1,000 original principal amount of the Certificates)
                                  --------------------

(iv)   Pool Balance at end of related Collection Period:             $544,085,314.80
                                                                   -------------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:               $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $614,211.76
                                                                               ----------------
            (2)   $ 17.7517850   , per $1,000 original principal amount of the Notes.
                 ---------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:     $         0.00
                                  --------------------
                                  $                -   , per $1,000 original principal amount of the Certificates)
                                  --------------------
            (2)  Balance:         $         0.00
                                  --------------------
                                  $                -   , per $1,000 original principal amount of the Certificates)
                                  --------------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ----------
                         $ 0.0867052   , per $1,000 original principal amount of the Certificates)
                        ---------------


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

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

(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:  $1,259.39
                                                                                             --------------
       (b)  Delinquent Contracts                        # Disb.       %               $ Amount         %
                                                        -------       -               --------         -
            30-60 Days Delinquent                        1,020       1.32%           $12,396,496     2.99%
            61-90 Days Delinquent                          678       0.88%           $ 8,229,159     1.98%
            91-120 Days Delinquent                         326       0.42%           $ 4,070,151     0.98%
            More than 120 Days Delinquent                  316       0.41%           $ 4,057,850     0.98%
            Claims Filed Awaiting Payment                  617       0.80%           $ 7,448,225     1.80%
                                                      ----------     ----------     -------------  --------
               TOTAL                                     2,957       3.82%           $36,201,881     8.73%

(viii) Amount in the Reserve Account:                 $1,714,677.62
                                                 --------------------

(ix)   Amount in the Prefunding Account:                      $0.00
                                                 --------------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:             $0.00
                                                                          --------------------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:          $0.00
                                                                          --------------------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date         6.79%
       (b)  TERI Trigger Event has not occured.                         ----------


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